Exhibit 10.5

AGREEMENT TO PROVIDE INSURANCE

Borrower:	ART’S-WAY MANUFACTURING COMPANY, INC.	Lender:	WEST BANK
	(TIN: _________________)		MAIN BANK
	5556 HIGHWAY 9 WEST, BOX 288		1601 22ND STREET
	ARMSTRONG, IA 50514		WEST DES MOINES, IA 50266
(515) 222-2300

INSURANCE REQUIREMENTS.  Grantor, ART’S-WAY MANUFACTURING COMPANY, INC. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender.  These requirements are set forth in the security documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Loan Amount.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

Collateral:	5555 HIGHWAY 9 WEST, ARMSTRONG, IA 50514.
Type: Fire and extended coverage,
Amount: Loan Amount.
Basis: Replacement value.

Endorsements:  Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE.  Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 5556 HIGHWAY 9 WEST, ARMSTRONG, IA 50514.
Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area.  Grantor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.  Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

WEST BANK
P.O. BOX 65020
WEST DES MOINES, IA 50265

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of June 8, 2009, or earlier.  Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document.  The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document.  GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) at information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS AGREEMENT TO PROVIDE INSURANCE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JUNE 8, 2009.

GRANTOR:

ART’S-WAY MANUFACTURING COMPANY, INC.

By:	/s/ Carrie L. Majeski
CARRIE L. MAJESKI, PRESIDENT of ART’S-WAY
MANUFACTURING COMPANY, INC.

FOR LENDER USE ONLY
DATE: __________	INSURANCE VERIFICATION	PHONE__________

AGENT’S NAME:
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

AGREEMENT TO PROVIDE INSURANCE
(Continued)

FOR LENDER USE ONLY
DATE: __________	INSURANCE VERIFICATION	PHONE__________

AGENT’S NAME:
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS: